SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): June 7, 1999


                                MITEL CORPORATION
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Canada                           1-8139                       None
----------------------          ---------------------        -------------------
(State or Other Juris-          (Commission File No.)         (IRS Employer
diction of Incorporation)                                    Identification No.)


350 Legget Drive, P.O. Box 13089
Kanata, Ontario, Canada                                               K2K 2W7
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(Address of Principal Executive Offices)                           (Postal Code)


Registrant's telephone number, including area code: (613) 592-2122


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

      On June 7, 1999, Mitel Corporation (the "Company") issued a press release reporting that its board of directors had authorized the Company to repurchase up to 5,835,645 shares of its common stock, representing 5% of the Company's 116,712,906 issued and outstanding shares of common stock. These purchases are expected to take place on the open market through the stock exchanges of New York, London, Toronto and Montreal over a twelve-month period starting on June 9, 1999 and ending on June 8, 2000 or on such earlier date as the company may complete its purchases pursuant to the notice of intention to make a normal course issuer bid filed with the Toronto and Montreal stock exchanges. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  Exhibits:

                  99.1            Press Release dated June 7, 1999


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

                                   Signatures:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MITEL CORPORATION


                                    By: /s/Jean-Jacques Carrier
                                        -----------------------
                                    Name:  Jean-Jacques Carrier
                                    Title: Senior Vice President of Finance
                                           and Chief Financial Officer


Date: June 11, 1999

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